UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2016

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150 Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2016. As of April 11, 2016, the record date for the Annual Meeting, there were 22,540,466 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2016: (i) to elect Scott Braunstein, M.D., Dov A. Goldstein, M.D., and Roger S. Newton, Ph.D., FAHA, as Class III directors of the Company to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2019 and until their successors have been elected and qualified (“Proposal 1”), (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (“Proposal 2”), (iii) to approve the advisory resolution on the compensation of the Company’s named executive officers (“Proposal 3”), and (iv) to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal 4”).

The Company’s stockholders approved the Class III director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class III directors as follows:

Class III Director Nominee	For	Withhold	Broker Non-Votes
Scott Braunstein, M.D.	11,433,612	778,951	3,489,863
Dov A. Goldstein, M.D.	11,430,713	781,850	3,489,863
Roger S. Newton, Ph.D., FAHA	11,250,007	962,556	3,489,863

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
15,482,391	194,810	25,225	—

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
11,255,187	926,105	31,271	3,489,863

The Company’s stockholders approved to hold future advisory votes on the compensation of the Company’s named executive officers every one year as recommended in Proposal 4 at the Annual Meeting. In accordance with Item 5.07(d) of Form 8-K, the Company now reports that, after considering the outcome of this advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation once every year until the next required advisory vote on the frequency of the same, which is no later than the Company’s annual meeting of stockholders occurring six years after the Annual Meeting. The votes cast at the Annual Meeting were as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
11,846,465	25,817	314,091	26,190	3,489,863

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2016	Esperion Therapeutics, Inc.

	By:	/s/ Tim M. Mayleben
Tim M. Mayleben
President and Chief Executive Officer